Exhibit 99.4

Customer Talking Points

Announcement Regarding WESCO Acquisition of Anixter

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As you may be aware, we recently announced that we have entered into an agreement with WESCO International, Inc. for WESCO to acquire Anixter in a $4.5 billion transaction. We believe the transaction will result in a merged company who can offer greater value and service to our Anixter customers. Anixter and WESCO are two leading distributors in the industry.

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Founded in 1922, WESCO International Inc. (NYSE: WCC), is a publicly traded $8.2 billion Fortune 500 holding company headquartered in Pittsburgh, Pennsylvania, and a leading provider of electrical, industrial, and communications maintenance, repair and operating (MRO) and original equipment manufacturer (OEM) products, construction materials, and advanced supply chain management and logistic services. Wesco’s 2018 annual sales were approximately $8.2 billion, and WESCO currently employs around 9,300 people, maintains relationships with approximately 30,000 suppliers, and serves approximately 70,000 active customers worldwide. Their customers include commercial and industrial businesses, contractors, government agencies, institutions, telecommunications providers, and utilities.

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In terms of geographic coverage, WESCO is located in 17 countries and operates 11 fully automated distribution centers and approximately 500 branches in North America and international locations, providing a local presence for customers and a global network to serve multi-location businesses and multi-national corporations.

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WESCO knows our industry and customer segments well and has tremendous respect for the successful business Anixter has built, our strategic direction, our talented employees and innovative approach to the industry and our customers. We also believe that the combined companies will result in an entity that is even better positioned to deliver greater business value to you.

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The transaction is subject to Anixter stockholder approval, receipt of regulatory approval in the United States and certain other foreign jurisdictions, as well as other customary closing conditions. It is currently anticipated that the transaction will close during the second or third quarter of 2020.

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As for now, all of us at Anixter remain dedicated to executing on our existing business strategies and objectives. We’re still the same people and organization that we were before this announcement. There is NO change in our business commitments or how we work with you as a result of this pending transaction. We will continue to operate on a business-as-usual basis with you and we want you to feel comfortable working with us the same way you always have.

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As an important customer to Anixter, you may have a lot of detailed questions about what all of this may mean when we become acquired by WESCO. The acquisition is not closed yet. Until the transaction closes, both WESCO and Anixter will act as independent companies as we always have. There are still many details to be worked out and many questions we can’t answer right now. We want to reiterate: for now, everything is business as usual. You should not change how you deal with us or your working relationship with your Anixter support team.

•	Until the transaction closes, all contractual and confidential customer information will remain confidential within Anixter.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It.

In connection with the proposed transaction, the Company and WESCO will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which will contain a proxy statement of the Company and a prospectus of WESCO (the “proxy statement/prospectus”), and will mail the definitive proxy statement/prospectus to the Company’s stockholders when available. SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND ANY RELATED AMENDMENTS, SUPPLEMENTS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, WESCO, THE PROPOSED TRANSACTION AND RELATED MATTERS. Security holders may obtain free copies of the proxy statement/prospectus and other documents (when available) that the Company files with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will also be available free of charge on the Company’s website at investors.anixter.com/financials/sec-filings or by contacting the Company’s Investor Relations Department at kevin.burns@anixter.com.

Participants in the Solicitation

The Company, WESCO and certain of their respective directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the Company in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus described when it is filed with the SEC. Information regarding the Company’s directors and executive officers is included in the Company’s proxy statement on Schedule 14A for its 2019 annual meeting of stockholders, which was filed with the SEC on April 18, 2019. Information regarding WESCO’s executive officers and directors is included in WESCO’s proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 15, 2019 and in WESCO’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 27, 2019. Changes in the director or indirect interests of the Company’s or WESCO’s directors and executive officers are set forth in Forms 3, 4 and 5 filed by the respective companies with the SEC. These documents are available free of charge as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and these include statements using the words such as will and expected, and similar statements. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the stockholders of the Company, and the receipt of certain governmental and regulatory approvals, (iii) the failure of Parent and Merger Sub to obtain the necessary financing pursuant to the arrangements set forth in the commitment letters delivered pursuant to the Merger Agreement or otherwise, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (v) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results, and business generally, (vi) risks that the proposed transaction disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the transaction, (vii) risks related to diverting management’s attention from the Company’s ongoing business operations, and (viii) the outcome of any legal proceedings that may be instituted against the Company or Parent or Merger Sub related to the Merger Agreement or the transaction contemplated thereby. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 28, 2018, filed with the SEC on February 21, 2019 and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at investors.anixter.com/financials/sec-filings. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.